HARNESSING THE POWER OF ENGINEERED MACROPHAGES Carisma Therapeutics September 2022

Carisma is Positioned for Success

Rapid progress with significant opportunity to become a breakthrough therapeutics company


Our Mission is to Develop Transformative Macrophage Targeted Therapies for Patients with Devastating Diseases

COMPANY HIGHLIGHTS:

- Cutting edge research and bioengineering:
  - Proprietary platform for macrophage targeted therapies
  - Autologous/ allogeneic/ in-vivo modalities
  - Broad potential therapeutic applications, in oncology & beyond
- Strong patent position covering all CAR-M therapies
- Lead program demonstrating feasibility, safety, and MoA in HER2+ solid tumors in clinical studies
- Validating partnership with Moderna to develop up to 12 in-vivo cancer therapies with $80M upfront ($45M cash plus $35M equity in a convertible note), full R&D funding, and potential significant milestones and royalties
- Multiple potential value inflection points over the next 18 months carisma THERAPEUTICS

CAR-M = Chimeric Antigen Receptor Macrophage

9/21/22 | 2

39/21/22 Macrophages can: • Traffic to tumors/inflammation • Phagocytose • Initiate immune response • Present antigen to T-cells • Resolve fibrosis • Induce tissue regeneration • Resolve immune response Macrophages: The Ultimate Multitasker liver lung CNS wound infection tumor TAM M1 macrophage M2 macrophage Microglia Alveolar macrophage Kupffer cell macrophage Patrol circulation Remove aged cells Recycle hemoglobin Remove apoptotic cells Patrol lung Remove surfactant Remove particulate matter First responders in lung Patrol CNS Synapse formation/pruning Clearance of plaques Regulation of inflammation Wound healing Tissue regeneration Immune suppression Regulation of fibrogenesis Innate immunity Phagocytosis Inflammation Antigen presentation Immunosuppression T cell exclusion Angiogenesis Fibrogenesis 1st time only or for platform pitch

49/21/22 CAR-M Mechanism of Action: Multi-Pronged Attack on Cancer Carisma’s technology has the potential to address the key challenges involved in treating solid tumors TRAFFICKING AND PHAGOCYTOSIS IMMUNE ACTIVATION ANTIGEN PRESENTATION Target cell 1st time only CAR-M The activated T-cell recognizes tumor neoantigens, amplifying anti-tumor activity and suggesting induction of long-term immune memory MHC = Major Histocompatibility Protein

Carisma's Broad Myeloid Cell Engineering Platform

Proprietary technology, leading macrophage engineering know-how, and strong IP portfolio ensure leadership position

Monocyte & Macrophage Engineering Capabilities:

- Proprietary platforms for durable macrophage engineering with Ad5f35 or Vpx-LV viral vectors
- Proprietary platform for transient macrophage engineering: Modified mRNA
- Methods to control macrophage phenotype toward M1 & M2
- Ability to deliver large/multiplexed payloads
- Efficient gene editing methods using CRISPR/ Cas9



THERAPEUTIC GENE
PROPRIETARY DELIVERY METHODS
Modified mRNA
IN-VIVO
Ad5F35
& VPX-LV
EX-VIVO
ENGINEERED MYELOID CELL PLATFORM
MONOCYTE
MACROPHAGE
TUNABLE PHENOTYPE (M1/M2)
TUNABLE KINETICS
CARs
RECEPTORS
LIGANDS
LOGIC GATES
CYTOKINES
ENZYMES
CHEMOKINES
HORMONES
PEPTIDES
ANTIBODIES
ScFVs
BISPECIFICS
FUSION PROTEINS

carisma THERAPEUTICS
ScFV = Single-chain variable fragment 9/21/22 | 5

Growing Number of Companies Targeting Macrophages for Solid Tumors

CHECKPOINT INHIBITORS

- Block macrophage checkpoint inhibitors to unleash immune response

Forty-Seven*
Trillium**
DEM
ALX Oncology
Immune-Onc
Pheast

TAM DEPLETION/ REPOLARIZATION

- Deplete or repolarize TAMs to remodel the TME

NextCure
Pionyr
OncoResponse
Verseau
Curis
Infinity
Faron
Apexigen

ENGINEERED CELL THERAPY

- Engineer myeloid cells to kill cancer, remodel the TME, and trigger adaptive immunity carisma THERAPEUTICS

Shoreline
Inceptor
Myeloid
Thunder
SIRPant
CellOrigin

carisma THERAPEUTICS

* Acquired by Gilead
** Acquired by Pfizer

TAM = Tumor associated macrophage
TME = Tumor microenvironment

9/21/22 6

Strong Patent Position Provides an Attractive Opportunity

13

PATENTS GRANTED WORLDWIDE*

40+

PATENT APPLICATIONS PENDING WORLDWIDE*

- Worldwide patent coverage with issued and pending applications in major markets
- Multiple issued US patents covering CAR-M composition of matter
- Broad patent portfolio covering:
  - Viral and non-viral methods for engineering monocytes and macrophages
  - Methods for treatment of protein aggregate disorders
  - Methods for in-vivo targeting of monocytes and macrophages

* Total includes Carisma-owned patents and patents exclusively licensed from The University of Pennsylvania and New York University

carisma THERAPEUTICS 9/21/22 | 7

89/21/22 CARISMA’s Strategic Approach to Platform Expansion Initial focus on ex-vivo autologous approach expected to drive expansion into higher risk/ reward modalities In-Vivo Delivery Oncology • Solid Tumors • Heme Malignancy Autologous Allogeneic Non-Oncology • Liver Fibrosis • Neurodegeneration • Autoimmune Ex-Vivo Cell Therapy H ig h e r ri s k / lo w e r C o G ’s L o w e r ri s k / h ig h e r C o G ’s CoGs = Cost of goods

99/21/22 Moderna Partnership Validates Approach and Provides Significant Potential Value Inflection Points Promising data emerging with rapid execution on lead programs • Multiple development programs initiated, with goal of adding 2-3 new programs/ year • LNP delivery demonstrating high specificity to myeloid cells and ability to re-dose • High CAR expression, viability, and CAR-M function • Animal studies initiated with PoC data expected in Q1 2023 Broad partnership to develop mRNA based in vivo CAR-M for oncology • Multi-year collaboration with options for up to twelve Oncology targets • Carisma receives $45 million up- front cash and $35 million equity in a convertible note • Moderna provides full research funding, technology & expertise • Carisma eligible for significant milestone and royalty payments IV = Intra-venous LNP = Lipid nanoparticle PoC = Proof of concept

109/21/22 Modality Product/Program Discovery Preclinical IND Clinical Partner O N C O L O G Y CT-0508 (HER2 CAR-Macrophage) CT-0508 (HER2 CAR-Macrophage with Pembrolizumab) CT-0508.1 (HER2 CAR-Monocyte) CT-1119 (Mesothelin CAR-M) CT-0729 (PSMA CAR-M) Discovery and Development Partnership (Up to 12 targets) Target 1: Blood cancer Target 2: Solid tumor Target 3: Blood cancer Target 4: Solid tumor Liver Fibrosis Neurodegeneration Autoimmune Platform Enhancements Drive First-in-Class Pipeline Multiple value inflection points with significant partner support and funding Ex-vivo autologous Ex-vivo allogeneic In-vivo mRNA/ LNP N O N -O N C O L O G Y IND = Investigational new drug * Phase 1 study is currently active and enrolling *

CT-0508 Study 101 Interim Data Supports CAR-M Hypothesis

FEASIBILITY

- CT-0508 was successfully manufactured from autologous mobilized monocytes
- Patient product demonstrated high CAR expression, purity, viability, M1 polarization and confirmed functionality
- No lymphodepletion

PRELIMINARY CLINICAL PROFILE

- No dose limiting toxicities
- No AEs leading to dose modification or discontinuation
- No severe CRS, no ICANS, and no major organ system toxicity observed
- Best overall response of SD in 3/7 patients with single dose, monotherapy

MECHANISM OF ACTION

- CT-0508 tumor infiltration detected in 6/6 patients
- Increased infiltration of effector T cells and M1 macrophages in TME post CT-0508
- Significant expansion of novel T cell clones in the TME with concomitant CD8 T cell activation, suggesting induction of anti-tumor immunity

AE = Adverse event
CRS = Cytokine release syndrome
ICANS = Immune effector cell-associated neurotoxicity syndrome
SD = Stable disease

carisma THERAPEUTICS 9/21/22 11

CT-0508 Shown to Increase M1 Macrophage & T cell Infiltration in the TME

Increased fraction of M1 macrophages



Screening
Week 4
Screening
Week 4
Screening
Week 4
Subject 1
Subject 2
Subject 4
0%
10%
20%
30%
40%
50%
60%
Fraction of macrophages with an M1 phenotype

Significantly increased effector T cell fraction in TME



Subject 1
Subject 2
Subject 4
Frequency of leukocytes (%)
28
24
20
16
12
8
4
0
Screening
Week 4
Screening
Week 4
Screening
Week 4

Patient 1 Myeloid Activation



Week 4
Screening
CCL20
CSF3
IL1A
IL1B
IL6
NFKIA
TNF
Significant
no
yes
pct
0.3
0.5
0.7
Expression
1.0
0.5
0.0
-0.5
-1.0

CT-0508 induces CD8 T cell activation in TME



Costimulatory Molecules
Cytokines and Effector Molecules
Inhibitory Receptors
Transcription Factors
Sub #1
Sub #2
Sub #4
Screen
Wk4
CD28
ICOS
TNFRSF14
TNFRSF9
GZMA
GZMB
GZMK
IFNG
NKG7
PRF1
CTLA4
HAVCR2
LAG3
PDCD1
TIGIT
EOMES
TBX21
TOX
ZNF683
pct
0.00
0.25
0.50
0.75
Significant vs Screen
no
yes
expression
1.0
0.5
0.0
-0.5
-1.0

N = 3 pts with paired biopsy scRNA SEQ data.

carisma THERAPEUTICS

9/21/22 | 12

CT-0508 Shown to Induce Adaptive Anti-Tumor Immunity

T cell clonality increased in 5/6 patients



Subject ID:
Subject 1
Subject 2
Subject 3
Subject 4
Subject 5
Subject 6
Clonality
(Fold change to baseline)
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Screening
Day 8
Week 4

Newly emergent expanded T cell clones accumulated in patient TME



Subject 1
Subject 2
Subject 3
Subject 4
Subject 5
Frequency of Newly
Expanded Clones:
0.03
0.02
0.01
0.00
SCR
D8
W4

Data based on Adaptive Analysis

T cell clonality significantly increased within the tumor, indicating adaptive anti-tumor immunity

Treatment emergent T cell clones infiltrate the TME, expand within the TME over time, and adopt a cytotoxic phenotype – demonstrating potential induction of epitope spreading carisma THERAPEUTICS 9/21/22 13

CAR-M Platform Development Strategy

Four parallel approaches to unlock the therapeutic potential of CAR-M cell therapy

Phase I FIH Study Data Supports CAR-M Hypothesis & Is Meeting Study Objectives

- Excellent safety profile
- Feasible manufacturing
- Demonstrated CAR-M mechanism of action

1 CAR-M + PD1 Blockade

Overcome late-stage patients' T cell exhaustion

- Phase I/II CT-0508 + Pembrolizumab study expected to start in 2H '22

2 CAR-Monocyte (Macrophage Precursor)

Increase dose & improve trafficking/persistence

- CAR-Monocyte Phase I study expected to start in 2H '23

3 Next Gen Constructs

Enhance CAR-M killing, cytokine release, & T cell priming

- CAR modification (hinge & co-stimulation) + additional payloads

4 Novel Modalities

Alternatives to autologous cell therapy

- Allogeneic iPSC myeloid cells; Direct in vivo reprogramming

iPSC = Induced pluripotent stem cell

carisma THERAPEUTICS 9/21/22 | 14

CT-0508 Has Potential to Reverse Immune Checkpoint Blockade Resistance and Demonstrates Robust Synergy*

Synergistic anti-tumor activity



100
50
0
Survival probability (%)
0
60
120
Days
CAR-M + aPD-1
CAR-M
aPD-1
CTRL
*
****

CT-0508 + Keytruda®

Study planned for 2H 2022

Profound TME modulation with combination



CTRL
Anti-PD1
CAR-M
CAR-M + anti-PD1
Tumor/Fibroblast
Myeloid
Macrophages
T Cells
DC

*Data from pre-clinical models

DC = Dendritic cell
Ctrl = Control

carisma THERAPEUTICS 9/21/22 15

169/21/22 Carisma’s CAR Monocyte Platform Rapid manufacture & durable persistence 2 Rapid Manufacturing Process Key Characteristics* • Improved cell dose and dosing flexibility • Improved trafficking • Improved persistence • Improved killing • Improved cytokine release • Improved potential for antigen presentation • Reduced CoG’s With the proprietary Ad5f35 vector and optimized CAR-Mono process, cells can be manufactured in 1 day and persisted for months after a single dose in pre-clinical studies. *Compared to macrophage cells

179/21/22 Next Gen CAR-M Discovery Potential to increase potency & functionality 3 Antibody Phagocytic Receptor CTX-001 Innate Immune Activating Receptor* Phagocytosis Second Signal * Example: CD40, TLR2, TLR4, MyD88, Dectin-1, etc. Low “Stress Test” E:T Ratio: Adding MYD88/CD40 significantly increases anti- tumor potency in pre-clinical studies: 0 12 24 36 48 60 72 0 1 2 3 4 5 6 Time (hours) In te g ra te d I n te n s it y (n o rm a li z e d t o 0 h r) 1:2 E:T (5k:10k) AU565 UTD CTX_001 M88-CD40-Z T u m o r A lo n e U T D ( C o n tr o l) C T X _ 0 0 1 M 8 8 -C D 4 0 -Z GFP labeled HER2+ AU565 breast cancer cells co-cultured with CAR-M at low E:T ratio for 72 hours.

189/21/22 Off-the-Shelf iPSC Derived Myeloid Cells Expandable, allogeneic, and potentially broadly applicable 4 Tumor Alone iPSC Macrophage iPSC CAR-M T u m o r B u rd e n Time (hours) iCAR-M anti-tumor function in-vitro Production of iCAR-M >1,000x expansion iP S C M a c ro p h a g e GMP = Good manufacturing practice

199/21/22 Directly Reprogramming Myeloid Cells In Vivo with mRNA/LNP • Myeloid tropic LNP have demonstrated specificity and efficient transfection in vivo • LNP have proven safety profile in previous clinical studies; repeat dosing well tolerated • High CAR expression and function in vitro • Lead identified for first target, early in-vitro POC demonstrated • In vivo studies ongoing w/ POC expected in Q1 2023 4 Tumor spheroids containing HER2+ breast cancer cells and TAMs. LNPs are added to spheroids, and TAMs are directly reprogrammed to CAR-M to kill tumors cells.

209/21/22 Platform Enables Potential Non-Oncology Applications Significant opportunity for strategic partnerships 1 Anti-inflammatory, anti-fibrotic macrophages: • Modality: Auto/Allo Cell Therapy • Potential indication: Liver Fibrosis • Payload: Immunosuppressive cytokine + anti-fibrotic enzyme 2 In vivo reprogrammed microglia: • Modality: In vivo reprogramming (LNP) • Potential indication: Alzheimer’s, Parkinson’s • Payload: Anti-Aβ CAR, Anti-αSyn CAR, Anti-Tau CAR 3 Switch receptors for inflammatory disease: • Modality: Auto/Allo Cell Therapy • Potential field: Immunologic/Transplant • Payload: Proprietary M1 → M2 switch receptors

Strong Leadership Team and Advisors

Deep research, clinical and operational expertise in cell and gene therapy and oncology

Management



STEVEN KELLY
President & CEO



MICHAEL KLICHINSKY, PHD
Co-Founder & CSO



DANIEL CUSHING, PHD
Chief Technology & Development Officer



RICHARD MORRIS
Chief Financial Officer



TOM WILTON
Chief Business Officer

Board of Directors

- Sanford Zweifach – Chairperson
- Briggs Morrison – Independent Director
- Margarita Chavez – AbbVie Ventures
- Bjorn Odlander – HealthCap
- Regina Hodits – Wellington Partners
- Chidozie Ugwumba – SymBiosis

Key Advisors

- Saar Gill, MD, PhD – Penn (Co-Founder, Co-Inventor)
- Carl June, MD – Penn (Co-Inventor)
- Hy Levitsky, MD – Century Tx
- Lisa Coussens, PhD – OHSU
- Prasad S. Adusamilli, MD FACS – MSKCC
- Nina Bhardwaj, MD, PhD – Mt Sinai
- Nabil Ahmed, MD – Baylor College of Medicine

carisma THERAPEUTICS
9/21/22 | 21

Operating Plan and Corporate Milestones

Capital efficient R&D program designed to reach significant value inflection points over next 18 months

Complete expanded CT-0508 Phase I study

- Cohort 2: Bolus dosing
- IP Administration
- Anti-PD1 combination

Advance our engineered macrophage platform

- Progress next gen CAR-M design to candidate selection
- Develop CAR-Mono and Allo to expand the performance and utility of the platform
- Expand internal in-vivo capability

Advance CAR-M pipeline

- Demonstrate in-vivo CAR-Mono POC with Moderna and select clinical candidate
- File IND for Mesothelin targeted CAR-M (CT-1119)
- Progress neurodegeneration and liver fibrosis programs to candidate selection

Key Expected Milestones



2022
2023
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Study 101 - SITC update
Allo pre-clinical PoC data
CT-0508 + aPD1 data
CT-1119 IND
CAR-monocyte IND
Study 101 - ASCO update
In-Vivo pre-clinical PoC data
Liver Fibrosis data
CT-0508 IP data
CS for Moderna programs

Clinical milestone   Pre-clinical milestone

carisma THERAPEUTICS
9/21/22 | 22

Transaction Structure • Carisma / Sesen Bio business combination • Carisma valuation of $196M • Sesen Bio valuation of $140M (~$125M of cash) • Concurrent Financing: Private placement of $30M to be funded into Carisma immediately prior to closing of the business combination • Implied ownership split post-combination per the following: • Carisma: 58.3% / Sesen Bio 41.7% without concurrent financing • Carisma: 48.4% / Conversion of Moderna note and Concurrent Financing1: 17.2% / Sesen Bio: 34.4% Capitalization & Use of Proceeds • Net proceeds of approximately $155M post-closing (~$125M net cash from Sesen Bio + $30M private placement) • Net proceeds to fund pipeline development and general corporate purposes • Cash post-transaction expected to fund the Company through 2024 Transaction Timeline • Definitive business combination and private placement expected to be announced mid to late September • Transaction expected to close in approximately 3-4 months after signing Post-Closing • Post-closing, the Company to be named Carisma Therapeutics Inc. (ticker: CARM) • The Company shall continue to be led by Carisma CEO, Steven Kelly • Post-closing Board of Directors to be determined by Carisma with 1 board member from Sesen Bio 239/21/22 Transaction Summary 1. Assumes financing of $30mm from Carisma investors in issuance of shares of Carisma common stock, along with the conversion of the Moderna $35mm convertible note with discount and interest accrued.

249/21/22 Corporate Summary Significant opportunity to become a breakthrough therapeutics company Proprietary engineered macrophage platform Emerging pipeline of oncology CAR-Ms Validating partnership and clinical data Experienced leadership team and advisors Multiple potential value catalysts over next 18 months Carisma is the leader in engineered macrophage technology with broad potential therapeutic applications in cancer and beyond

259/21/22 Risk Factors The list below of risk factors has been prepared solely for purposes of Carisma’s proposed private placement transaction (the “Private Placement”), which is expected to close concurrent with the proposed merger transaction (the “Merger”) by and among Sesen Bio, Inc. (“Sesen Bio”), Seahawk Merger Sub, Inc. and CARISMA Therapeutics Inc. (“Carisma”), and solely for potential investors in the Private Placement, and not for any other purpose. The risks presented below are certain of the general risks related to Carisma’s business, the Private Placement and the Merger, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by Sesen Bio with the U.S. Securities and Exchange Commission (the “SEC”), including the documents filed or furnished in connection with the Merger between Carisma and Sesen Bio. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of Carisma and Sesen Bio and the proposed transactions between Carisma and Sesen Bio, and may differ significantly from and be more extensive than those presented below. Investing in Carisma’s securities (the “Securities”) involves a high degree of risk. Investors should carefully consider the risks and uncertainties inherent in an investment in Carisma and in the Securities, including those described below, before subscribing for the Securities. If Carisma cannot effectively address any of the following risks and uncertainties, or any other risks and uncertainties that may arise in the future, Carisma’s business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only ones Carisma faces. Additional risks that Carisma currently does not know about or that Carisma currently believes to be immaterial may also impair its business, financial condition or results of operations. You should review this investors’ presentation and perform your own due diligence, prior to making an investment in Carisma and in the Securities. Risks Related to Carisma’s Business • Carisma is a clinical stage biopharmaceutical company with a limited operating history and has incurred significant losses since its inception. To date, Carisma has not generated any revenue from product sales. Carisma expects to continue to incur significant expenses and increasing operating losses for the foreseeable future and may never achieve or maintain profitability. • Carisma will need substantial additional funding. If Carisma is unable to raise capital when needed or on attractive terms for the longer term funding of its business, it may be required to delay, limit, reduce or terminate its discovery programs, preclinical or clinical programs or any future commercialization efforts. • Carisma is early in its development efforts and has only initiated one Phase 1 clinical trial. Carisma is heavily dependent on the success of its lead product candidate, CT-0508, which Carisma also plans to develop in combination with other drugs. Carisma’s combination therapy programs or any of its programs that are still in preclinical development may never advance to clinical development. • Cell therapy is a rapidly evolving area of science and the use of genetically modified macrophages to treat disease is an emerging field. The approach Carisma is taking to discover and develop product candidates is novel and may never lead to approved or marketable products. • Although Carisma has ongoing discovery programs in neurodegenerative disease, liver fibrosis and auto-immunity/chronic inflammation, it may fail to identify viable new product candidates for clinical development beyond oncology. • Carisma cannot be certain of the timely completion or outcome of its preclinical testing and clinical trials. The results of preclinical studies may not be predictive of the results of clinical trials, the results of early-stage clinical trials Carisma conducts may not be predictive of the results of later-stage clinical trials and its product candidates could be associated with serious adverse events or undesirable side effects. • If Carisma is unable to obtain required marketing approvals for, commercialize, manufacture, obtain, maintain and enforce patent protection for, gain market acceptance of or obtain and maintain coverage, adequate pricing and adequate reimbursement from third-party payors for its product candidates, or experiences significant delays in doing so, Carisma’s business will be materially harmed and its ability to generate revenue from product sales will be materially impaired. • The biopharmaceutical industry, and in particular the cell therapy field, is characterized by intense investment and competition aimed at rapidly advancing new technologies. Carisma is aware of a number of companies generally pursuing the development of myeloid cell therapies, some of which may have a competitive advantage over Carisma due to their size, cash resources or greater development and commercialization capabilities. • Carisma relies, and expects to continue to rely, on third parties to conduct its clinical trials, and those third parties may not perform satisfactorily, including failing to meet expected timelines for the completion of such trials, which may prevent or delay Carisma’s ability to seek or obtain marketing approval for or commercialize its product candidates or otherwise harm its business.

269/21/22 • Carisma relies, and expects to continue to rely, on third parties for the manufacture of its product candidates for preclinical studies and clinical trials, as well as for commercial manufacture if any of its product candidates receive marketing approval. This reliance on third parties may increase the risk that Carisma will not have sufficient quantities of its product candidates or products or such quantities at an acceptable cost or quality, which could delay, prevent or impair its development or commercialization efforts. • If Carisma is unable to obtain, maintain, enforce and protect patent protection for its technology and product candidates or if the scope of the patent protection obtained is not sufficiently broad, Carisma’s competitors could develop and commercialize technology and products similar or identical to Carisma’s, and its ability to successfully commercialize its technology and product candidates may be adversely affected. • Carisma is highly dependent on the research and development, clinical, financial, operational and other business expertise of its executive officers, as well as the other principal members of its management, scientific and clinical teams. Carisma’s future success depends on its ability to retain key executives and to attract, retain and motivate qualified personnel. • Carisma may not realize the anticipated benefits of strategic partnerships, research and licensing programs and academic and other collaborations that it has entered into and may enter into in the future. • The COVID-19 pandemic may affect Carisma’s ability to initiate and complete current or future preclinical studies and clinical trials, disrupt regulatory activities, disrupt its manufacturing and supply chain or have other adverse effects on its business and operations. Carisma cannot be certain what the future impact of the COVID-19 pandemic will be on its business, and it has the potential to materially and adversely affect Carisma’s business, financial condition, results of operations and prospects. Risk Factors Risks Related to Carisma’s Business Risks Related to the Private Placement and Capital Requirements Following the Merger • Carisma may be unable to raise sufficient capital or otherwise obtain additional financing following the Merger to fund the longer term operations and growth of the combined company. • The issuance of shares in connection with the Private Placement and Merger will dilute substantially the voting power of the combined company's stockholders. • Additional financing obtained following the Merger may cause dilution to the combined company’s stockholders or restrict the combined company’s operations or impact its proprietary rights. Risks Related to the Merger • The consummation of the Merger is subject to a number of conditions and if those conditions are not satisfied or waived, the Merger will not occur. • The ability to successfully effect the Merger and the combined company’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of key executives from Carisma and the combined company’s ability to attract, retain and motivate qualified personnel in the future. The loss of such key personnel or failure to recruit qualified personnel could negatively impact the operations and financial results of the combined business. • If the combined company is unable to integrate successfully and realize the anticipated benefits of the Merger or if the Merger’s benefits do not meet the expectations of investors or securities analysts, the market price of the combined company’s securities may decline. • A market for the combined company’s securities may not develop, which would adversely affect the liquidity and price of such securities. • Sesen Bio stockholders and Carisma stockholders will have a reduced ownership and voting interest in, and will exercise less influence over the management of, the combined company following the closing as compared to their current ownership and voting interest in the respective standalone companies. • There can be no assurance that the combined company’s securities will be approved for listing on Nasdaq or that the combined company will be able to comply with the continued listing standards of Nasdaq. • Carisma’s directors and officers and Sesen Bio’s directors and officers may have potential conflicts of interest that may influence them in recommending that their respective company’s stockholders vote in favor of the adoption of the Merger. • Legal proceedings in connection with the Merger, the outcomes of which are uncertain, could delay or prevent the completion of the Merger. • Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect Carisma’s and the combined company’s business, including Carisma’s ability to consummate the Merger, and results of operations.